EXHIBIT 10








                         BITUMINOUS 401(k) SAVINGS PLAN
                         ------------------------------

               (As Amended and Restated Effective January 1, 1994)


                 (Conformed through the Third Amendment thereof)






















                             McDermott, Will & Emery
                                     Chicago

                            AMENDMENT AND RESTATEMENT
                            -------------------------


                  WHEREAS, Bituminous Casualty Corporation (the "company") maintains the Bitco Savings Plan (the "plan"); and

                  WHEREAS, pursuant to resolutions adopted by the Executive Committee of the Board of Directors of Bitco Corporation, the officers of the company have caused to be prepared an amendment and restatement plan to be known as the BITUMINOUS 401(k) SAVINGS PLAN, as described herein;

                  NOW, THEREFORE, pursuant to the amending power reserved to the company under Section 10.1 of the Plan, and in exercise of the authority delegated to the undersigned officer of the company, the plan is hereby amended and restated, effective January 1, 1994, as described herein.


                  Dated this 31st day of January, 1994.


                                                BITUMINOUS CASUALTY CORPORATION



                                                By   /s/ Peter Lardner
                                                    ---------------------------
                                                Its  President
                                                    ---------------------------

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                                TABLE OF CONTENTS
                                -----------------


SECTION 1.....................................................................1
         Introduction.........................................................1
                  1.1      Purpose............................................1
                  1.2      Effective Date, Plan Year..........................1
                  1.3      Employers..........................................1
                  1.4      Administration of the Plan.........................1
                  1.5      Funding of Benefits................................2
                  1.6      Plan Supplements...................................2

SECTION 2.....................................................................3
         Eligibility..........................................................3
                  2.1      Participation......................................3
                  2.2      Notice and Election of Participation...............3
                  2.3      Leave of Absence...................................3
                  2.4      Controlled Group Member............................4
                  2.5      Employees and Leased Employees.....................4

SECTION 3.....................................................................5
         Basic Contributions..................................................5
                  3.1      Election of Participant............................5
                  3.2      Changes in Basic Contributions.....................5
                  3.3      Earnings...........................................5
                  3.4      Maximum Dollar Limitation on Basic Contributions...6

SECTION 4.....................................................................7
         Employer Contributions...............................................7
                  4.1      Employer Contributions.............................7
                  4.2      Limitations on Contributions.......................7
                  4.3      Compensation......................................11
                  4.4 Allocation of Earnings to Distributions of Excess Deferrals, Excess Contributions and Excess
                           Aggregate Contributions...........................11
                  4.5      Contribution of Old Republic Stock................12
                  4.6      Verification of Employer Contributions............12
                  4.7      No Interest in Employers..........................12

SECTION 5....................................................................14
         Period of Participation.............................................14
                  5.1      Settlement Date...................................14
                  5.2      Restricted Participation..........................15

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SECTION 6....................................................................16
         Investments and Accounting..........................................16
                  6.1      Participants' Accounts............................16
                  6.2      Investment Funds..................................16
                  6.3      Elections by Participants.........................17
                  6.4      Transfers Between Funds...........................18
                  6.5      Accounting Dates..................................18
                  6.6      Adjustment of Participants' Accounts..............18
                  6.7      Crediting of Basic and Matching Contributions.....19
                  6.8      Dividends and Other Allocations...................19
                  6.9      Voting of Old Republic Stock; Tender Offers.......19
                  6.10     Contribution Limitations..........................20
                  6.11     Charging Distributions............................20
                  6.12     Statement of Account..............................21
                  6.13     Rollovers.........................................21
                  6.14     Transition Rules..................................21

SECTION 7....................................................................23
         Payment of Account Balances.........................................23
                  7.1      Retirement or Death...............................23
                  7.2      Resignation or Dismissal..........................23
                  7.3      Remainders........................................24
                  7.4      Manner of Distribution............................24
                  7.5      Joint and Survivor Annuity........................27
                  7.6      Designation of Beneficiary........................27
                  7.7      Distribution of Old Republic Stock................28
                  7.8      Missing Participants or Beneficiaries.............29
                  7.9      Facility of Payment...............................29
                  7.10     Hardship Withdrawals - Basic Contributions........31
                  7.11     Hardship Withdrawals - Matching Contributions
                           and Rollover Account..............................32
                  7.12     Direct Transfer of Eligible Rollover
                           Distributions.....................................32
                  7.13     Loans to Participants.............................34

SECTION 8....................................................................37
         Reemployment........................................................37
                  8.1      Resumption of Participation.......................37
                  8.2      Reinstatement of Remainder........................37

SECTION 9....................................................................39
         The Committee.......................................................39
                  9.1      Membership........................................39

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                  9.2      Committee's General Powers, Rights and Duties.....39
                  9.3      Manner of Action..................................40
                  9.4      Interested Committee Member.......................41
                  9.5      Resignation or Removal of Committee Members.......41
                  9.6      Committee Expenses................................41
                  9.7      Information Required by Committee.................41
                  9.8      Uniform Rules.....................................42
                  9.9      Review of Benefit Determinations..................42
                  9.10     Committee's Decision Final........................42

SECTION 10...................................................................43
         General Provisions..................................................43
                  10.1     Additional Employers..............................43
                  10.2     Action by Employers...............................43
                  10.3     Waiver of Notice..................................43
                  10.4     Gender and Number.................................43
                  10.5     Controlling Law...................................43
                  10.6     Employment Rights.................................44
                  10.7     Litigation by Participants........................44
                  10.8     Interests Not Transferable........................44
                  10.9     Absence of Guaranty...............................44
                  10.10    Evidence..........................................44

SECTION 11...................................................................45
         Amendment and Termination...........................................45
                  11.1     Amendment.........................................45
                  11.2     Termination.......................................45
                  11.3     Vesting and Distribution on Termination...........46
                  11.4     Notice of Amendment or Termination................46
                  11.5     Plan Merger, Consolidation, Etc...................47

SUPPLEMENT A
         Special Rules for Top-Heavy Plans

SUPPLEMENT B
         Transfer to Great West Casualty Company Profit Sharing Plan

                         BITUMINOUS 401(k) SAVINGS PLAN
                         ------------------------------

               (As Amended and Restated Effective January 1, 1994)

                     (Formerly Known as Bitco Savings Plan)


                                    SECTION 1

                                  Introduction


1.1      Purpose

                  Bituminous 401(k) Savings Plan (the "plan") is maintained by Bituminous Casualty Corporation (the "company") to enable eligible employees to elect to defer a portion of their compensation pursuant to Section 401(k) of the Internal Revenue Code and to acquire an interest in the stock of Old Republic International Corporation ("Old Republic"), and thereby provide for their future security. The plan previously was known as Bitco Savings Plan.


1.2      Effective Date, Plan Year

                  The plan was established as of October 1, 1983. The effective date of the amendment and restatement of the plan as set forth herein is January 1, 1994. A "plan year" is the 12-month period beginning on January 1 and ending on the next following December 31.


1.3      Employers

                  Any subsidiary or affiliate of the company may adopt the plan with the consent of the company's Executive Committee, as described in subsection 10.1. A "subsidiary" of the company is any corporation more than 50 percent of the voting stock of which is owned, directly, or indirectly, by the company. An affiliate of the company is Old Republic and any other corporation more than 50 percent of the voting stock of which is owned, directly or indirectly, by Old Republic. The company and any other subsidiaries or affiliates of the company which adopt the plan are referred to below collectively as the "employers" and sometimes individually as an "employer."


1.4      Administration of the Plan

                  The plan is administered by a plan committee (the "committee") consisting of three or more persons appointed by the company, as described in

Section 9. Participants will be notified of the identity of the members of the committee, and of any change in committee membership. Any notice or document required to be given to or filed with the committee will be properly given or filed if delivered or mailed, by registered mail, postage prepaid, to the committee, in care of the company, at 320 18th Street, Rock Island, Illinois 61201.


1.5      Funding of Benefits

                  Funds contributed under the plan are held and invested, until distribution, by a trustee (the "trustee") appointed by the company, in accordance with the terms of a trust agreement between the company and the trustee which implements and forms a part of the plan. Participants will be notified of the identity of the trustee, and of any change in trustee. Copies of the plan and trust agreement, and any amendments thereto, will be on file at the office of the Secretary of the company and of each other employer which adopts the plan where they may be examined by any participant or other person entitled to benefits under the plan. The provisions of and benefits under the plan are subject to the terms and provisions of the trust agreement.


1.6      Plan Supplements

                  The provisions of the plan may be modified by supplements to the plan. The terms and provisions of each supplement are a part of the plan and supersede the provisions of the plan to the extent necessary to eliminate inconsistencies between the plan and the supplement.

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                                    SECTION 2

                                   Eligibility


2.1      Participation

                  Subject to the conditions and limitations of the plan, each employee of an employer who is a participant in the plan immediately preceding October 1, 1997 will continue as a participant on and after that date. Beginning October 1, 1997, each other employee of an employer will become eligible to enroll in the plan in accordance with subsection 2.2 and become a participant on the last to occur of October 1, 1997, his date of hire or the start of the payroll period in which he attains age 21 years.


2.2      Notice and Election of Participation

                  The committee will notify each employee of the date on which he becomes eligible for plan participation. An eligible employee may become a participant in the plan by signing and filing an enrollment application and a salary reduction authorization with the committee at such time and in such form as the committee determines. If an employee does not elect to join the plan on the first date he is eligible to do so, he may join the plan at the start of any subsequent payroll period. The committee will furnish each participant and each beneficiary receiving benefits under the plan with a copy of a summary plan description.


2.3      Leave of Absence

                  A leave of absence will not interrupt continuity of service or participation in the plan. A "leave of absence" for plan purposes means an absence from work which is not treated by the employer as a termination of employment or which is required by law to be treated as a leave of absence. Leaves of absence granted by an employer will be governed by rules uniformly applied to all employees similarly situated. In the case of a maternity or paternity absence (as defined below) which commences on or after January 1, 1985, an employee shall be credited, for the first plan year in which he otherwise would have incurred a one-year break in service (and solely for purposes of determining whether such a break in service has occurred), with the hours of service which normally would have been credited to him but for such absence (or, if the committee is unable to determine the hours which would have been so credited, 8 hours for each work day of such absence), but in no event more than 501 hours for any one absence. A "maternity or paternity absence" means an employee's absence from work because of the pregnancy of the employee or birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee, or for purposes

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of caring for the child immediately following such birth or placement. The committee may require the employee to furnish such information as the committee considers necessary to establish that the employee's absence was for one of the reasons specified above. Notwithstanding any provision of the plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.


2.4      Controlled Group Member

                  A "controlled group member" means:

                  (a) any corporation which is not an employer but is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code, determined without regard to Sections 1563(a)(4) and 1563(e)(3)(C) thereof) which contains an employer; or

                  (b) any trade or business (whether or not incorporated) which is under common control with an employer (within the meaning of Section 414(c) of the Internal Revenue Code).


2.5      Employees and Leased Employees

                  For all purposes of the plan, an individual shall be an "employee" of or be "employed" by an employer for any plan year only if such individual is treated by the employer for such plan year as its employee for purposes of employment taxes and wage withholding for Federal income taxes, regardless of any subsequent reclassification by the employer, any governmental agency or court. A leased employee (as defined below) shall not be eligible to participate in the plan. A "leased employee" means any person who is not an employee of an employer, but who has provided services for the employer under primary direction or control by the employer, on a substantially full time basis for a period of at least one year, pursuant to an agreement between the employer and a leasing organization. The period during which a leased employee performs services for an employer shall be taken into account for purposes of subsection
7.2 of the plan if such leased employee becomes an employee of an employer unless (i) such leased employee is a participant in a money purchase pension plan maintained by the leasing organization which provides a non-integrated employer contribution rate of at least 10 percent of compensation, immediate participation for all employees and full and immediate vesting, and (ii) leased employees do not constitute more than 20 percent of the employer's nonhighly compensated workforce.

                                    SECTION 3

                               Basic Contributions


3.1      Election of Participant

                  Subject to the terms and conditions of the plan, a participant may elect to have basic contributions made on his behalf under the plan for any plan year, beginning with the plan year in which he becomes a participant, in an amount not less than one-half of one percent nor more than nine percent (in increments of one-tenth of one percent and/or whole percentages) of his earnings (as defined in subsection 3.3) for that year. Pursuant to the participant's salary reduction authorization, such basic contributions shall be made on a before-tax basis by a reduction of the participant's earnings and a contribution of the amount of such reduction to the plan by the employers in accordance with subsection 4.1. Each such election by a participant under this subsection must be in writing and filed with the committee at such time and in such way as the committee determines.


3.2      Changes in Basic Contributions

                  A participant may elect to change his basic contribution rate (but not retroactively) within the limits specified above, as of the start of any payroll period. A participant also may elect to discontinue his basic contributions as of the start of any payroll period and, thereafter, to resume such contributions as of the start of any payroll period. Each such election must be in writing and filed with the committee at such time and in accordance with such rules and procedures as may be established by the committee.


3.3      Earnings

                  A participant's "earnings" means the total compensation that but for the participant's salary reduction authorization under this plan, or his election of cafeteria plan benefits under Section 125 of the Internal Revenue Code, would be payable to the participant by the employer for services rendered to the employer as an employee, including cash bonuses (other than insurance examination awards), commissions and overtime pay, but excluding any deferred bonuses, special allowances (e.g., car allowances, personal miles, house payment and moving expenses), imputed income on the value of group-term life insurance in excess of $50,000, gains from the exercise of stock options and compensation paid before the date as of which he became a participant in the plan, and excluding compensation for any year in excess of $150,000 (or such greater amount as may be determined under Section 401(a)(17) of the Internal Revenue Code for that year).

3.4      Maximum Dollar Limitation on Basic Contributions

                  The method of determining the amount of basic contributions described in subsection 3.1 is intended to qualify as a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code. In no event shall the sum of: (i) total basic contributions under subsection 3.1 for any calendar year and (ii) any other "elective deferrals" as defined in the Internal Revenue Code for any calendar year, exceed $10,000 (or such greater amount as determined under Internal Revenue Code Section 402(g)(5) for years beginning after December 31, 1987. As of each December 31, the employers shall determine the total basic contributions made for each participant during the preceding calendar year. In the event that the total amount of elective deferrals made in a calendar year exceeds the maximum dollar limitation for any participant ("excess deferrals"), such excess deferrals (and the earnings thereon) shall be paid to the participant by the following April 15. The earnings attributable to such excess deferrals shall be determined in accordance with subsection 4.4. If a participant's elective deferrals and basic contributions under this plan exceed the maximum dollar limitation for any calendar year, the participant may notify his employer in writing no later than March 1 of his election to have all or a portion of the basic contributions under this plan (and the earnings thereon) for that calendar year distributed to him by the April 15 following the end of such calendar year. The amount of excess deferrals returned to a participant shall be treated as a basic contribution for purposes of subsection 6.10 and for purposes of the actual deferral percentage tests described in subsection 4.2; however, excess deferrals by nonhighly compensated employees shall not be taken into account under subsection 4.2 to the extent such excess deferrals are made under this plan or any other plan maintained by the employers.

                                    SECTION 4

                             Employer Contributions


4.1      Employer Contributions

                  Each employer will contribute to the trustee on behalf of each participant employed by the employer the amount of basic contributions made from the participant's earnings from that employer in accordance with the participant's basic contribution election then in effect. Each employer also will contribute to the trustee on behalf of each participant employed by the employer a `matching contribution' equal to 25 percent of the participant's earnings (not to exceed six percent (6%)) that the participant elects to contribute to the plan as basic contributions for a payroll period that (effective October 1, 1997) ends on or after the first anniversary of his date of hire. Notwithstanding the foregoing, a participant who has elected to make basic contributions to the plan in excess of six percent of his earnings for a portion of a plan year shall receive employer matching contributions for any part of that plan year that such participant is unable to make basic contributions due solely to the limitation contained in subsection 3.4 (but is otherwise eligible to share in employer matching contributions) in the same amount as if such excess over six percent were contributed at the rate of six percent of earnings (until exhausted) during the period in which he is restricted from making basic contributions. Basic and matching contributions will be paid to the trustee as soon as practicable after the end of the payroll period to which they pertain, but no later than the 15th business day of the next following calendar month.


4.2      Limitations on Contributions

                  Each employer's total contribution for a plan year is conditioned on its deductibility under Section 404 of the Internal Revenue Code, shall comply with the contribution limitations set forth in subsection 6.10 and, unless the employer specifies otherwise, shall not exceed an amount equal to the maximum amount deductible on account thereof by the employer for purposes of federal taxes on income. In addition, notwithstanding the foregoing provisions of this Section 4, contributions under the plan will be subject to the following limitations:

                  (a) In no event shall the actual deferral percentage (as defined below) of highly compensated employees (as defined below) for any plan year exceed the greater of:

                           (i) The actual deferral percentage of all other eligible employees for such plan year multiplied by 1.25; or

                           (ii) The actual deferral percentage of all other eligible employees for such plan year multiplied by 2.0; provided that the actual deferral percentage of the highly compensated employees does not exceed that of all other eligible employees by more than 2 percentage points.

                           The "actual deferral percentage" of a group of eligible employees for a plan year means the average of the ratios (determined separately for each eligible employee in such group) of: (i) the sum of the basic contributions credited to each such eligible employee's account (as described in subsection 6.1) under this plan for such plan year; to (ii) the eligible employee's compensation (as defined in subsection 4.3) for such plan year. If, because of the foregoing limitations, a portion ("excess contributions") of an eligible employee's basic contributions cannot be credited to his account for a plan year, the eligible employee shall be deemed not to have elected to defer such excess contribution and the amount thereof (and any earnings thereon) shall be paid to the eligible employee in cash within two and one-half months after the end of that plan year, if practicable, and in any event, within 12 months after the end of that plan year. In applying the limitations of this subparagraph 4.2(a), the basic contributions of highly compensated employees will be reduced to the extent necessary in the order of their basic contribution amounts beginning with the largest amount. The maximum basic contributions permitted under the foregoing limitations shall be determined by reducing basic contributions credited to the accounts of highly compensated employees in the order of the actual deferral percentages of such employees beginning with the highest of such percentages first, in accordance with the leveling method described in Treasury Regulation Section 1.401(k)-1(f)(2). The earnings attributable to excess contributions distributed hereunder shall be determined in accordance with subsection 4.4 below.

                  (b) In no event shall the contribution percentage (as defined below) of highly compensated employees (as defined below) for any plan year exceed the greater of:

                           (i) The contribution percentage of all other eligible employees for such plan year multiplied by 1.25; or

                           (ii) The contribution percentage of all other eligible employees for such plan year multiplied by 2.0; provided that the contribution percentage of the highly compensated employees does not exceed that of all other eligible employees by more than 2 percentage points.

                           The "contribution percentage" of a group of eligible employees for a plan year means the average of the ratios (determined separately for each eligible employee in such group) of: (i) the matching contributions credited to each such eligible employee's account (as described in subsection 6.1) under this plan for such plan year; to (ii) the eligible employee's compensation (as defined in subsection 4.3) for such plan year. For purposes of the preceding sentence, in computing the contribution percentage for any eligible employee who is a highly compensated employee and who is eligible to have employee voluntary after-tax or employer matching contributions allocated to his accounts under two or more plans maintained by the employer and described in Sections 401(a) or 401(k) of the Internal Revenue Code, the employee voluntary after-tax and employer matching contributions credited to such highly compensated employee's accounts under all such plans shall be aggregated. If, because of the foregoing limitations, a portion ("excess aggregate contributions") of an eligible employee's matching contributions cannot be credited to his account for a plan year, the vested percentage of such excess aggregate contributions (and any earnings thereon) shall be paid to the eligible employee in cash, and the percentage that is not vested shall be forfeited and applied as a credit to the employer making such contribution (for the purpose of reducing such employer's future matching contributions) within two and one-half months after the end of that plan year, if practicable, and in any event, within 12 months after the end of that plan year. The eligible employee's basic contribution account balance shall not be adjusted as a result of excess aggregate contributions so paid. The maximum amount of matching contributions permitted under the foregoing limitations shall be determined by reducing contributions credited to the accounts of highly compensated employees in the order of the contribution percentages of such employees beginning with the highest of such percentages first in accordance with the leveling method described in Treasury Regulation Section 1.401(m)-1(e)(2). In applying the limitations of this subparagraph 4.2(b), a highly compensated employee's voluntary after-tax contributions (if any) to another plan will be reduced first and then matching contributions allocated under this plan to the extent necessary, and any such reductions will be made in the order of aggregate contributions (subject to the limits of this subparagraph 4.2(b)) by each highly compensated employee beginning with the largest amount. The determination of any excess aggregate contributions under this subparagraph 4.2(b) shall be made after determining any excess contributions under the actual deferral percentage tests described in subparagraph 4.2(a) above.

                  (c) In accordance with Treasury Regulation Section 1.401(m)-2(c), multiple use of the alternative limitation which occurs as a result of testing under the limitations described in subparagraphs (a) and
                           (b) above will be corrected in the manner described in Treasury Regulation Section 1.401(m)-1(e). The term "alternative limitation" means the alternate tests described in subparagraphs (a)(ii) and (b)(ii) above.

                  (d) Notwithstanding any provisions of this subsection 4.2 to the contrary, the limitations of subparagraphs (a) and (b) above shall be applied in plan years commencing on or after January 1, 1997 (or January 1, 1998, if the committee elects to defer the application of this subparagraph (d) until January 1,
                           1998) based upon the actual deferral percentage and contribution percentage of nonhighly compensated employees for the plan year immediately preceding the plan year for which such limitations are being applied to highly compensated employees.

For purposes of applying the limitations on contributions described in this subsection 4.2, a "highly compensated employee" means any present or former employee who:

         (A) At any time during the plan year or the preceding plan year was a five-percent owner of an employer or controlled group member;

         (B)      During the preceding plan year:

                  (1) received compensation from an employer or controlled group member in excess of $80,000 (or such greater amount as may be determined by the Secretary of the Treasury); and

                  (2) was in the top twenty percent of employees when ranked on the basis of compensation paid for the plan year.

The term "eligible employee" includes any employee who meets the requirements of subparagraphs 2.1(a) and (b) irrespective of whether the employee has elected to become a participant in the plan pursuant to the provisions of subsection 2.2.


4.3      Compensation

                  An employee's or participant's "compensation" means his total cash compensation for services rendered to the employer as an employee, determined in accordance with Section 415(c)(3) of the Internal Revenue Code and the regulations thereunder, but excluding compensation in excess of $150,000 (or such greater amount as may be determined under Section 401(a)(17) of the Internal Revenue Code for that year). For purposes of determining who is a "highly compensated employee" an employee's or participant's compensation also shall include all elective contributions made pursuant to Sections 125 and 401(k) of the Code. Solely for purposes of applying the actual deferral percentage and contribution percentage tests described in subparagraphs 4.2(a) and (b) above, the employers may elect for any plan year that compensation earned before the participant was eligible to make basic contributions (or share in employer matching contributions) be disregarded, and may include or not include all elective contributions made pursuant to Sections 125 and 401(k) of the Code; provided that, such elections are made on a consistent and uniform basis with respect to all employees for any such year.


4.4 Allocation of Earnings to Distributions of Excess Deferrals, Excess Contributions and Excess Aggregate Contributions

                  The earnings allocable to distributions of excess deferrals required under subsection 3.4 and excess contributions and excess aggregate contributions required under subsection 4.2 shall be determined by multiplying the earnings attributable to the participant's basic contributions (for the calendar and/or plan year, whichever is applicable) or to the employer matching contributions for the plan year, as the case may be, by a fraction, the numerator of which is the applicable excess amount, and the denominator of which is the balance in the participant's applicable account or accounts on the last day of such year reduced by gains (or increased by losses) attributable to such account or accounts for such year. The earnings allocable to such excess deferrals, excess contributions and excess aggregate contributions for the period between the end of the applicable year and the date of distribution shall be determined under the same fractional method described above or, alternatively, by multiplying 10 percent of the earnings determined for the applicable year above by the number of calendar months that have elapsed since the end of such year. For purposes of the foregoing, a distribution occurring on or before the fifteenth day of the month will be treated as having been made on the last day of the preceding month, and a distribution occurring after such fifteenth day will be treated as having been made on the first day of the next subsequent month. Notwithstanding the foregoing, the income allocable to excess deferrals, excess contributions and excess aggregate contributions may be determined by any reasonable, nondiscriminatory method selected by the committee, which method, at the discretion of the committee, may or may not provide for the allocation of income for the gap period between the end of the applicable year and the date of distribution, provided that such method is used consistently for all participants and for all corrective distributions under the plan for an applicable year, and is used by the plan for allocating income to participants' accounts.


4.5      Contribution of Old Republic Stock

                  Any portion of the employer contributions for any plan year to be invested in the ORI Stock Account (as defined is subparagraph 6.2(f)) may be made in cash or in the form of common or preferred stock of Old Republic.


4.6      Verification of Employer Contributions

                  If for any reason the company decides to verify the correctness of any amount or calculation relating to an employer contribution for any plan year, the certificate of an independent accountant selected by the company as to the correctness of any such amount or calculation shall be conclusive on all persons.


4.7      No Interest in Employers

                  The employers shall have no right, title or interest in the trust fund, nor shall any part of the trust fund revert or be repaid to an employer, directly or indirectly, unless:

                  (a) the Internal Revenue Service initially determines that the plan, as applied to such employer, does not meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended, in which event the contributions made to the plan by such employer shall be returned to it;

                  (b) a contribution is made by such employer by mistake of fact and such contribution is returned to the employer within one year after payment to the trustee; or

                  (c) a contribution conditioned on the deductibility thereof is disallowed as an expense for federal income tax purposes and such contribution (to the extent disallowed) is returned to the employer within one year after the disallowance of the deduction.

Contributions may be returned to an employer pursuant to subparagraph (a) above only if they are conditioned upon initial qualification of the plan, and an application for determination was made by the time prescribed by law for filing the employer's Federal income tax return for the taxable year in which the plan was adopted (or such later date as the Secretary of the Treasury may prescribe). The amount of any contribution that may be returned to an employer pursuant to subparagraph (b) or (c) above must be reduced by any portion thereof previously distributed from the trust fund and by any losses of the trust fund allocable thereto, and in no event may the return of such contribution cause any participant's account balances to be less than the amount of such balances had the contribution not been made under the plan.

                                    SECTION 5

                             Period of Participation


5.1      Settlement Date

                  A participant's "settlement date" will be the date on which his employment with all of the employers is terminated because of the first to occur of the following:

                  (a) Normal or Late Retirement. The date of the participant's retirement on or after attaining age 65 years (his "normal retirement age"). A participant's right to his account balances shall be nonforfeitable on and after his normal retirement age. Notwithstanding the foregoing, the normal retirement age shall be age 60 for a participant who is employed by an employer as a licensed airplane pilot upon attainment of such age.

                  (b) Disability Retirement. The date the participant is retired from the employ of all of the employers at any age because of disability (physical or mental), as determined by a qualified physician selected by the committee. A participant will be considered disabled for the purposes of this subparagraph if, on account of a disability, he is no longer capable of performing the duties assigned to him by his employer.

                  (c)      Death.  The date of the participant's death.

                  (d) Resignation or Dismissal. The date the participant resigns or is dismissed from the employ of all of the employers before he attains normal retirement age and for a reason other than disability retirement.

                  If a participant is transferred from employment with an employer to employment with a controlled group member then, for the purpose of determining when his settlement date occurs under this subsection 5.l, his employment with such controlled group member (or any controlled group member to which he is subsequently transferred) shall be considered as employment with the employers.

5.2      Restricted Participation

                  When payment of all of a participant's account balances is not made at his settlement date, or during any period in which a participant is transferred from employment with an employer to employment with a controlled group member, the participant or his beneficiary will be treated as a participant for all purposes of the plan, except as follows:

                  (a) No basic contributions may be made by the participant and the participant will not share in matching contributions, except as provided in subsection 6.7.

                  (b) The beneficiary of a deceased participant cannot designate a beneficiary under subsection 7.6.

                                    SECTION 6

                           Investments and Accounting


6.1      Participants' Accounts

                  The committee will maintain a "basic contribution account" in the name of each participant which will reflect basic contributions made on his behalf and a "matching contribution account" in the participant's name which will reflect his share of matching contributions under the plan. Each such account will be subdivided into separate subaccounts to reflect the participant's interest, if any, in each investment fund as described in subsection 6.2. The committee also may maintain such other accounts and subaccounts in the names of participants or otherwise as they consider advisable, including a "rollover account" for any participant for whom an amount is received under subsection 6.13. Unless the content indicates otherwise, references in the plan to a participant's "accounts" means all accounts maintained in his name under the plan.


6.2      Investment Funds

                  The trust fund will be divided into separate investment funds, and a participant's accounts will be invested in one or more of the investment funds, as provided in subsections 6.3 and 6.4. The investment funds will consist of the following:

                  (a) CIGNA Guaranteed Government Securities Account. This fund will be invested primarily in short-term U.S. Treasury securities, obligations of governmental agencies and repurchase agreements collateralized by such Treasury or government agency obligations.

                  (b) CIGNA Guaranteed Long-Term Account. This fund will be invested primarily in commercial mortgages, private placements and publicly traded bonds and short-term money market instruments for cash flow management.

                  (c) CIGNA Separate Account - Fidelity Advisor Income and Growth Fund. This fund will be invested in the Fidelity Advisor Income & Growth Fund, which invests primarily in a combination of common and preferred stocks, convertible securities and bonds, but which may also invest in foreign securities.

                  (d) CIGNA Stock Market Index Account. This fund will be invested primarily in common stocks reflecting the composition of the Standard and Poor's 500 Composite Stock Index.

                  (e) CIGNA Separate Account - Fidelity Advisor Growth Opportunities Fund. This fund will be invested in the Fidelity Advisor Growth Opportunities Fund which in invests primarily in common stocks and securities convertible into common stock, but which may also invest in all types of securities (including foreign securities).

                  (f) ORI Stock Account. This fund will be invested in common or preferred stock of Old Republic ("Old Republic stock").

One or more of the investment funds described in subparagraph (a) through (e) above may be invested by the trustee through the medium of an insurance contract (utilizing the general or separate accounts of the insurance company) or a common, collective or commingled trust fund maintained by a bank or trust company which is invested generally in property of the kind specified for the investment fund. The company, in its discretion, may direct the trustee to establish such investment funds or to terminate any of the investment funds as it shall from time to time consider appropriate and in the best interests of participants. The company also may direct the trustee to temporarily invest contributions in a short-term investment fund or cash transaction fund pending investment in an investment fund in order to allow time for investment processing.


6.3      Elections by Participants

                  All employer matching contributions made on behalf of a participant under the plan will be invested in the ORI Stock Account. As of any accounting date (as defined in subsection 6.5), a participant may select one or more of the investment funds for investment (in one percent increments) of his basic contribution account and any future basic contributions to be credited to his account. During any period in which a participant fails to make an election under this subsection 6.3, a participant's basic contribution account and basic contributions made on his behalf under the plan will be invested in the CIGNA Guaranteed Long-Term Account. As of any accounting date, a participant may elect to change his direction with respect to future basic contributions to be invested in the investment funds. Any election made under this subsection 6.3 shall be made at such time and in such manner as the committee shall determine and shall be effective only in accordance with such rules as the committee shall establish. The committee shall be responsible for carrying out the investment instructions of participants and providing information to participants regarding the investment funds.

6.4      Transfers Between Funds

                  As of any accounting date (as defined in subsection 6.5), a participant may elect that all or part of his basic contribution account in an investment fund (in one percent increments) shall be liquidated and the proceeds thereof transferred to one or more of the other investment funds; provided, however, no transfers may be made to the Guaranteed Government Securities Account. Each such election shall be made at such time and in such manner as the committee shall determine, and shall be effective only in accordance with such rules as shall be established from time to time by the committee. For purposes of the foregoing transfers between funds, in converting Old Republic stock to cash, or vice versa, the value of Old Republic stock shall be determined by the price at which Old Republic stock was acquired or sold by the trustee in order to make such transfers.


6.5      Accounting Dates

                  The term "accounting date" means each business day of each calendar year.


6.6      Adjustment of Participants' Accounts

                  Participants' accounts shall be adjusted in accordance with the following:

                  (a) The subaccounts of all participants invested in the ORI Stock Account shall be credited on each accounting date with the shares of Old Republic stock acquired since the preceding accounting date with their basic contributions, if any, invested in the ORI Stock Account and their share of matching contributions to be credited as of such date under subsection 6.7.

                  (b) The net credit balances in the subaccounts of all participants invested in each other investment fund shall be adjusted, upward or downward, pro rata, on each accounting date so that the total of the credit balances of such subaccounts will equal the then net worth of such funds. The "net worth" of such funds as at any date means the then net worth of such funds as determined in accordance with procedures established by the committee.

                  (c) As of each accounting date occurring on the last day of the plan year, an administrative charge shall be charged to such account of each participant as shall be designated by the committee on a uniform basis. The amount of such charge for a plan year shall be determined by the committee and communicated to participants prior to the end of that year.

6.7      Crediting of Basic and Matching Contributions

                  Subject to subsection 6.10, within a reasonable time after receipt by the trust fund, each participant's basic contributions shall be credited to his basic contribution account and each participant's matching contributions shall be credited to his matching contribution account.


6.8      Dividends and Other Allocations

                  Any cash dividends received with respect to Old Republic stock previously credited to participants shall be applied to purchase additional shares of Old Republic stock. Such dividends and the additional shares (including fractional shares) subsequently purchased with the dividends shall be allocated and credited to the accounts of participants, pro rata, according to the shares (including fractional shares) credited to the accounts of participants on the applicable dividend record date. Any Old Republic stock received as a stock split or stock dividend or as a result of a reorganization or recapitalization of Old Republic shall be allocated and credited to the accounts of participants in proportion to the Old Republic stock previously credited to their accounts.


6.9      Voting of Old Republic Stock; Tender Offers

                  The company shall notify participants of each meeting of the shareholders of Old Republic and shall furnish to them copies of the proxy statements and other communications distributed to shareholders in connection with any such meeting. The company also shall notify the participants that they are entitled to give the committee voting instructions as to the shares of Old Republic stock credited to their accounts. If a participant furnishes timely instructions to the committee, the committee shall direct the trustee to vote (in person or by proxy) the shares (including fractional shares) of Old Republic stock credited to the participant's accounts in accordance with the directions of the participant. The trustee shall not vote any shares as to which voting instructions are not received from participants, except that the committee, in its discretion may direct the trustee to vote shares that are held by the trust, but which have not been credited to a participant's account. Similarly, the company shall notify participants of any tender offer for, or a request or invitation for tenders of, Old Republic stock, and shall request from each participant instructions for the committee as to the tendering of Old Republic stock credited to his accounts. The committee shall direct to trustee to tender such Old Republic stock as to which it receives (within the time specified in the notification) instructions to tender. Any Old Republic stock allocated to the accounts of participants as to which instructions not to tender are received and as to which no instructions are received shall not be tendered. With respect to unallocated shares of Old Republic stock, the committee in its discretion may direct the trustee to tender or refrain from tendering such shares.


6.10     Contribution Limitations

                  For each plan year, the "annual addition" (as defined below) to a participant's accounts under this plan and under any other defined contribution plan maintained by the employer or controlled group member shall not exceed the lesser of (i) the sum of $30,000 or (ii) 25 percent of the participant's compensation during that plan year. The term "annual addition" for any plan year means the sum of the following amounts allocated to a participant's accounts under any such plans for that year:

                  (a) employer contributions (including participant basic contributions);

                  (b)      participant after-tax contributions; and

                  (c)      remainders.

Participant after-tax contributions (plus earnings thereon) and secondly a participant's basic contributions (plus earnings thereon) for a plan year will be returned to the participant, if necessary, to comply with these limitations. Lastly, matching contributions which cannot be allocated to a participant because of the foregoing limitations shall be applied to reduce employer contributions in succeeding plan years, in order of time. In the case of any participant who was covered by both a defined benefit plan and a defined contribution plan of the employers, the benefits provided for him under both plans will be adjusted to the extent necessary (for years prior to January 1, 2000) to comply with the combined benefit and contribution limitations set forth in Section 415 of the Internal Revenue Code and Section 1106 of the Tax Reform Act of 1986. In making such adjustments, the benefits that otherwise would have been payable to the participant under the defined benefit plan will be limited first.


6.11     Charging Distributions

                  All payments made to a participant or his beneficiary will be charged to the proper account or subaccount of such participant when made.

6.12     Statement of Account

                  As soon as practicable after the each June 30 and December 31, each participant will be furnished with a statement reflecting the condition of his accounts and subaccounts in the trust fund. The committee may, but need not, furnish participants with such a statement on a more frequent basis if they deem such greater frequency to be desirable and practicable. No participant, except one authorized by the committee, shall have the right to inspect the records reflecting the accounts of any other participant.


6.13     Rollovers

                  At the direction of the committee, and in accordance with such rules as the committee may establish from time to time, rollovers described in
Section 402(c) of the Internal Revenue Code, rollover contributions described in
Section 408(d)(3) of the Internal Revenue Code and benefits of an employee under another plan which meets the requirements of Section 401(a) of the Internal Revenue Code may be received by the trustee, and will be credited to a rollover account established in the name of the employee. Any amount received by the trustee for an employee in accordance with the preceding sentence shall be subject to participant elections made pursuant to subsections 6.3 and 6.4, shall be adjusted from time to time in accordance with subsection 6.6 and shall be fully vested in the employee for whom it is held under the plan.


6.14     Transition Rules

                  Notwithstanding any plan provisions to the contrary, the following transition rules shall apply with respect to plan investments and accounting:

                  (a) In the absence of an election by the participant, the subaccounts of any participant invested in the Equity Fund offered under the plan immediately prior to January 1, 1994 (and commonly referred to as the Growth and Income Account) will be transferred effective as of such date to the Income and Growth Fund, and the subaccounts of any participant invested in the Short-Term Fund offered under the plan immediately prior to January 1, 1994 (commonly referred to as the Guaranteed Short-Term Account) will be transferred effective as of such date to the Guaranteed Government Securities Account.

                  (b) The accounting provisions of the plan in effect prior to January 1, 1994, including procedures for participant investment elections and any other plan provisions affected thereby, shall continue to apply for any reasonable period of time after January 1, 1994 as the committee may consider necessary and desirable for transition purposes until the committee fully implements the revisions in this Section 6.

                                    SECTION 7

                           Payment of Account Balances


7.1      Retirement or Death

                  If a participant's employment with all of the employers is terminated because of retirement under subparagraph 5.1(a) or (b), or if a participant dies while in the employ of an employer, the balances in the participant's matching contribution account and basic contribution account shall be nonforfeitable and shall be distributable to him, or in the event of his death to his beneficiary, within a reasonable time after his settlement date, in accordance with subsection 7.4.


7.2      Resignation or Dismissal

                  If a participant resigns or is dismissed from the employ of all of the employers before retirement under subparagraph 5.l(a) or (b), the balance in his basic contribution account shall be nonforfeitable, and the balance in his matching contribution account on the date as of which distribution is to be made will be multiplied by the applicable percentage (his "vested percentage") from the following table based upon the participant's number of years of service:

                    Years of Service              Vested Percentage
                    ----------------              -----------------
                       Less than 1                        0%
                              1                          10%
                              2                          20%
                              3                          30%
                              4                          40%
                              5                          60%
                              6                          80%
                        7 or more                       100%

Such adjustments will be made within a reasonable time after his settlement date, and the balance in the participant's basic contribution account and the resulting balance in his matching contribution account will be distributable to the participant in accordance with subsection 7.4. A "year of service" shall mean any calendar year in which the participant has completed at least 1,000 hours of service, except that years of service before the year in which the participant attains age 18 shall be disregarded. An "hour of service" means each hour for which an employee is directly or indirectly paid or entitled to payment by an employer or controlled group member for the performance of duties and for reasons other than the performance of duties, including each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an employer or controlled group member, determined and credited in accordance with Department of Labor Reg. Sec. 2530.200b-2. Notwithstanding the foregoing, termination of employment of a participant with an employer or a controlled group member will not interrupt his service for vesting computation purposes if, concurrently with or immediately after such termination, he is employed by one or more other employers or controlled group members.


7.3      Remainders

                  The amount by which a participant's matching contribution account is reduced under subsection 7.2 shall be a "remainder." Within a reasonable time after a participant's settlement date, any remainder shall be liquidated and invested in the CIGNA Guaranteed Long-Term Account for not more than thirty days after the end of the payroll period coincident with or next following the participant's settlement date, and then shall be applied to reduce employers' matching contributions. Earnings on such remainders will be applied to reduce employer's matching contributions on a quarterly basis. If the participant is reemployed by an employer or controlled group member before he incurs five consecutive one-year breaks in service, the remainder shall be treated in the manner described in subsection 8.2. A "one-year break in service" shall occur on the accounting date at the end of any plan year during which a terminated employee or participant does not complete more than 500 hours of service.


7.4      Manner of Distribution

                  Within a reasonable time after a participant's settlement date, and subject to the conditions set forth below, at the participant's election, all or a portion of the net credit balances in the participant's accounts will be distributed to or for his benefit, or in the case of his death, to or for the benefit of his beneficiary, by one of the following methods:

                  (a)      by payment in a lump sum (subject to subsection 7.7);
                           or

                  (b) by purchase of a retirement annuity from the insurance company, with such provisions as the committee determines, subject to the following:

                           (i) The present value of the payments to be made under the retirement annuity to the participant shall be more than 50 percent of the present value of the total payments to be made to the participant and his co-annuitant or beneficiary.

                           (ii) Payments under the retirement annuity must commence as of a date occurring no later than the participant's required commencement date (as described below). The premium paid to the insurance company for a retirement annuity will be charged to the participant's accounts when paid.

                           (iii) Payments under the retirement annuity must be made over the life of the participant or over the lives of the participant and a designated co-annuitant (or over a period not extending beyond the life expectancy of the participant or the life expectancies of the participant and his designated co-annuitant).

                           (iv) An annuity contract may be assigned or transferred by the trustee to the person or persons who are entitled to payment under it, but, before an annuity contract is assigned or transferred, the contract will be made nontransferable except by surrender to the issuing company.

If a participant dies after his required commencement date (as defined below), the remaining portion of such benefits must be distributed over a period not exceeding the period over which payments were being made to the participant. If a participant dies before his required commencement date, his benefits must be distributed over a period not exceeding the greatest of: (i) five years from the death of the participant; (ii) in the case of payments to a designated beneficiary other than the participant's spouse, the life expectancy of such beneficiary, provided payments begin within one year of the participant's death; or (iii) in the case of payments to the participant's spouse, the life expectancy of such spouse, provided payments begin by the date the participant would have attained age 70-1/2. Distribution of a participant's benefits must be made (or annuity payments must commence) by the participant's required commencement date. A participant's "required commencement date" is April 1 of the calendar year next following the later of the calendar year in which the participant attains age 70 1/2 or the calendar year in which the participant retires; provided, that the required commencement date of a participant who is a five percent owner of an employer (as defined in Code Section 416) is April 1 of the calendar year next following the calendar year in which such participant attains age 70 1/2. Notwithstanding the foregoing: (a) a participant who attained age 70 1/2 on or before December 31, 1998, may elect to begin receiving benefits on the April 1 next following the calendar year in which he attains 70 1/2; and (b) a participant who elected, by filing a written designation with the committee prior to January 1, 1984 to have distribution of his benefits commence at any date permitted under the terms of the plan as in effect immediately preceding January 1, 1984, shall have his benefits paid in accordance with such election. Except as provided in subsections 7.5 and 7.7, a participant may select, in accordance with such rules as the committee may establish, the method by which his benefits will be distributed to him; a participant, if he so desires, may direct how his benefits are to be paid to his beneficiary; and the committee, after consulting with the beneficiary, shall select the method of distributing the participant's benefits to his beneficiary if the participant has not filed a direction with the committee. Payment of a participant's benefits will be made (or will commence) within a reasonable time after his settlement date, but not later than 60 days after the close of the plan year in which his settlement date occurs or, if later, within 60 days of the date on which the amount of the payment can be ascertained by the committee. Notwithstanding the foregoing, if the value of the participant's vested account balances is not greater than $3,500, the participant will receive a lump-sum distribution, and if such value exceeds $3,500, no distribution will be made to him prior to the participant's required commencement date unless he consents thereto. The notice required in connection with such consent by section 1.411(a)-11(c) of the Income Tax Regulations shall be given to a participant no less than 30 days and no more than 90 days before the participant's annuity starting date (as defined in Section 417(f) of the Internal Revenue Code). If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax regulations is given, provided that:


         (1) the committee clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

         (2) the participant, after receiving the notice, affirmatively elects a distribution.

Amounts not distributed in any plan year in accordance with the preceding sentences will be deemed to be deferred for distribution in a later plan year pursuant to the election of the participant. In the event a participant fails to make the required elections regarding distribution of his benefits within a reasonable time established by the committee in order for distributions or payments to be made by the participant's required commencement date, the participant will be deemed to have elected a lump-sum cash distribution subject to applicable federal income tax withholding.

7.5      Joint and Survivor Annuity

If a married participant's settlement date occurs for a reason other than his death and distribution of his account is to be made by the purchase of an annuity pursuant to subparagraph 7.4(b) above, then such distribution will be made by purchase of a qualified joint and survivor annuity from an insurance company unless the participant elects otherwise. Such an election will be effective only if (i) the participant's spouse consents to the election in writing, (ii) such election designates a beneficiary or form of payment which may not be changed without spousal consent or the consent of the spouse expressly permits designation by the participant without any requirement of further consent, and (iii) the consent of the spouse acknowledges the effect of the designation and is witnessed by a plan representative or notary public. The joint and survivor annuity form of payment shall provide for monthly payments for the life of the participant with a survivor annuity for the life of his spouse in an amount equal to one-half of the amount of annuity payable during the joint lives of the participant and his spouse. No less than 30 days and no more than 90 days prior to the date a participant's benefits commence under the plan, the committee shall furnish the participant with a written explanation of the terms and conditions of the joint and survivor annuity; the effect of an election not to receive benefits in that form of annuity; the requirement of spousal consent to such an election; and the participant's right to make, and the effect of, a revocation of such election. An election not to receive distribution of an annuity in the joint and survivor form must be in writing on a form provided by the committee, signed by the participant and consented to by his spouse and may be made or revoked by the participant at any time within the 90-day period prior to commencement of his benefits. A participant may elect to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date if the distribution commences more than 7 days after such explanation is furnished to the participant.


7.6      Designation of Beneficiary

Each participant from time to time, by signing a form furnished by the committee, may designate any person or persons (who may be designated concurrently, contingently or successively) to whom his benefits are to be paid if he dies before he receives all of his benefits. A beneficiary designation form will be effective only when the form is filed with the committee while the participant is alive and will cancel all beneficiary designations forms previously filed with the committee. Notwithstanding the foregoing, if a participant dies leaving a surviving spouse, such spouse shall be his sole, primary beneficiary unless the participant has designated another person or persons as his primary, sole or co-beneficiary and his spouse has consented thereto. Such spouse's consent must be in writing filed with the committee and must acknowledge the effect of the election and be witnessed by a committee member or a notary public. For purposes of this subsection 7.6, a participant's

"surviving spouse" means the spouse to whom the participant was married at the earlier of the date of his death or the date payment of his benefits commenced, and who is living at the date of the participant's death. If a participant dies without leaving a surviving spouse, or having failed to designate a beneficiary as provided above, or if his spouse or designated beneficiary dies before him or before complete payment of the participant's benefits, the committee, in its discretion, may direct payment of the participant's benefits as follows:


                  (a) To or for the benefit of any one or more of his relatives by blood, adoption or marriage and in such proportions as the committee determines; or

                  (b) To the legal representative or representatives of the estate of the last to die of the participant and his designated beneficiary.

The term "designated beneficiary" as used in the plan means the person or persons (including a trustee or other legal representative acting in a fiduciary capacity) designated by a participant as his beneficiary in the last effective beneficiary designation form filed with the committee under this subsection and to whom a deceased participant's benefits are payable under the plan. The term "beneficiary" as used in the plan means the natural or legal person or persons to whom a deceased participant's benefits are payable under this subsection.


7.7      Distribution of Old Republic Stock

The distribution of a participant's matching contribution account and any portion of his basic contribution account which is invested in the ORI Stock Account will be distributed in the form of Old Republic stock unless the participant (or beneficiary who is to receive the distribution) elects to receive the distribution in the form of cash. The distribution of any portion of a participant's basic contribution account which is not invested in the ORI Stock Account will be distributed in cash unless the participant (or beneficiary who is to receive the distribution) elects to receive the distribution in the form of Old Republic stock. If the participant or his beneficiary is to receive a distribution in the form of Old Republic stock, fractional shares nevertheless will be paid in cash. In converting Old Republic stock to cash, or vice versa, for purposes of this subsection, the value of Old Republic stock shall be determined by the price at which Old Republic stock was acquired or sold by the trustee in order to make such distribution.

7.8      Missing Participants or Beneficiaries

Each participant and each designated beneficiary must file with the committee from time to time in writing his post office address and each change of post office address. Any communication, statement or notice addressed to a participant or beneficiary at his last post office address filed with the committee, or if no address is filed with the committee then, in the case of a participant, at his last post office address as shown on the employers' records, will be binding on the participant and his beneficiary for all purposes of the plan. Neither the employers nor the committee will be required to search for or locate a participant or beneficiary. If the committee notifies a participant or beneficiary that he is entitled to a payment and also notify him of the provisions of this subsection, and the participant or beneficiary fails to claim his benefits or make his whereabouts known to the committee within three years after the notification, the benefits of the participant or beneficiary will be disposed of as follows:


                  (a) If the whereabouts of the participant then is unknown to the committee but the whereabouts of the participant's designated beneficiary then is known to the committee, payment will be made to the designated beneficiary;

                  (b) If the whereabouts of the participant and the participant's designated beneficiary then is unknown to the committee but the whereabouts of one or more relatives by blood, adoption or marriage of the participant is known to the committee, the committee may direct payment of the participant's benefits to one or more of such relatives and in such proportions as the committee decides; or

                  (c) If the whereabouts of such relatives and the participant's designated beneficiary then is unknown to the committee, the benefits of such participant or beneficiary will be disposed of in an equitable manner permitted by law under rules adopted by the committee.


7.9      Facility of Payment

                  When a person entitled to benefits under the plan is under legal disability, or, in the committee's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, the committee may direct payment of the benefits to such person's legal representative, or to a relative or friend of such person for such person's benefit, or the committee may direct the application of such benefits for the benefit of such person. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the plan.

7.10     Hardship Withdrawals - Basic Contribution

                  A participant may elect a withdrawal of all or any portion of the balance in his basic contribution account in accordance with applicable rules established by the committee and subject to a determination by the committee that a withdrawal is necessary due to an immediate and heavy financial need of the participant in accordance with the following rules:

                  (a) Hardship withdrawals may be made for the following financial hardships: significant medical expenses of the participant or family member or other financial emergency relating to the occurrence of an accident or sickness with respect to a family member (not covered by insurance or other coverages); the purchase of a primary residence (excluding mortgage payments); expenses for post-secondary education for the participant, his or her spouse, children or dependents; the need to prevent the eviction of the participant from his principal residence or foreclosure on the mortgage of the participant's principal residence; the funeral expenses of a family member; the need to prevent imminent bankruptcy; loss of employment by a principal wage earner in the participant's household making the family unable to meet fixed monthly expenses; an IRS lien on wages of a principal wage earner in the participant's household; lump sum payments required by a divorce decree or child support court order; and other disaster or casualty losses of the participant.

                  (b) If the committee determines that a financial hardship exists, the participant must represent to the committee by written certification that the financial need cannot be relieved by any of the following means:

                           (i)         reimbursement or compensation by
                                       insurance or otherwise;

                           (ii)        reasonable liquidation of the
                                       participant's assets (to the extent that a liquidation would not itself cause an immediate and heavy financial need) including assets of the spouse and minor children that are reasonably available to the participant;

                           (iii) cessation of basic contributions under this plan, other distributions or loans from this plan or any other plans maintained by the employer or any other employer; and

                           (iv)        loans from commercial sources on
                                       reasonable commercial terms.

                  (c) If the committee determines that the foregoing requirements have been satisfied, the committee will determine the amount of the withdrawal necessary to satisfy the hardship need of the participant and will direct the trustee to distribute such amount to the participant. The amount of any withdrawal may be adjusted to take into account federal income taxes required to be withheld from the withdrawal.

No withdrawal shall be permitted under this subsection 7.10 until the vested balance in the participant's matching contribution account and his rollover account, if any, has been or coincident with a withdrawal request under this subsection will be fully withdrawn pursuant to the provisions of subsection
7.11. Notwithstanding the foregoing, a participant may not elect a hardship withdrawal from that portion of his basic contribution account balance which consists of income allocable to such account credited thereto on or after January 1, 1989.


7.11     Hardship Withdrawals - Matching Contributions and Rollover Account

                  A participant may elect a withdrawal of all or any portion of the vested balance in his matching contribution account and his rollover account in accordance with applicable rules established by the committee provided that the committee determines that a bona fide financial hardship exists, as described in subparagraph 7.10(a) above. If the committee determines that a financial hardship exists, the committee will direct the trustee to distribute the amount requested to the participant.


7.12     Direct Transfer of Eligible Rollover Distributions

                  This subsection 7.12 applies to distributions made on or after January 1, 1993.

                  (a) Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this subsection 7.12, a distributee may elect, at the time and in the manner prescribed by the committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  (b) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; and any distribution to the extent such distribution is required under section 401(a)(9) of the Internal Revenue Code. Effective January 1, 1999, the term "eligible rollover distribution" shall not include hardship withdrawals from a participant's basic contribution account.

                  (c) An eligible retirement plan is an individual retirement account described in section 408(a) of the Internal Revenue Code, an individual retirement annuity described in section 408(b) of the Internal Revenue Code or a qualified trust described in section 401(a) of the Internal Revenue Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (d) A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Internal Revenue Code, are distributees with regard to the interest of the spouse or former spouse.

                  (e) A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

7.13     Loans to Participants

                  While it is the primary purpose of the plan to accumulate funds for the participants when they retire, it is recognized that under some circumstances it is in the best interests of participants to permit loans to be made to them from their accounts while they continue in the active service of the employers. Employees with rollover accounts under the plan shall also be eligible to take loans from their rollover accounts and shall be treated as participants for purposes of this subsection 7.13. Accordingly, the committee, pursuant to such rules as it may from time to time establish, and upon request by a participant supported by such evidence as the committee requests, may make a loan from the trust fund to a participant, subject to the following:

                  (a) The principal amount of any loan made to a participant when added to the outstanding balance of all other loans made to the participant from all qualified plans maintained by the employers, shall not exceed the lesser of:

                           (i) $50,000, reduced by the excess (if any) of the highest outstanding balance during the one-year period ending immediately preceding the date of the loan, over the outstanding balance on the date of the loan, of all such loans from all such plans; or

                           (ii) one-half of the participant's total vested account balances under the plan.

                  (b) Each loan must be evidenced by a written note in a form approved by the committee, shall bear interest at a reasonable rate which is based on the prevailing prime rate as published on the first business day of the month in which the loan is made in The Wall Street Journal plus one percentage point, and shall require substantially level amortization (with payments at least quarterly) over the term of the loan.

                  (c) Each loan shall specify a repayment period that shalL not extend beyond five years.

                  (d) Each loan shall be repaid through payroll deductions. If a participant is on the active payroll of an employer but is not receiving pay or is on an authorized unpaid leave of absence, the committee may suspend scheduled loan repayments during such period, provided such suspension does not cause the loan to exceed the applicable limit set forth in subparagraph
                           (c) above. No participant shall be permitted to have more than one loan outstanding at any time. No loan of less than $1,000 shall be made to any participant.

                  (e) There shall be an administrative charge for setting up the loan payable from the participant's accounts. The committee shall determine a reasonable amount for such charge from time to time.

                  (f) Loans will be made from a participant's accounts in the following order: first, from a participant's rollover account, then from a participant's basic contribution account and finally from a participant's matching contribution account. Loan repayments will be credited to a participant's accounts by source in the reverse order from which they were withdrawn.

                  (g) With regard to withdrawals of loan amounts from a participant's rollover and basic contribution accounts, loan amounts will be taken from the various investment funds in an order to be determined by the committee and communicated to participants. Loan repayments will be credited to the investment funds in which a participant's accounts are invested in accordance with rules adopted by the committee based on the participant's current investment election. If changes are made in the investment funds available under the plan, the committee may make changes as it deems appropriate in the ordering of withdrawals and repayments of loans.

                  (h) A participant may prepay the full outstanding amount of his loan from the plan, plus all interest accrued to the date of prepayment, at any time.

If, on the date that is 90 days following a participant's settlement date, any loan or portion of a loan made to him under the plan, together with the accrued interest thereon, remains unpaid, an amount equal to such loan or any part thereof, together with the accrued interest thereon, shall be charged to the participant's accounts after all other adjustments required under the plan, but before any distribution pursuant to subsection 7.4. Interest paid by a participant on a loan made to him under this subsection 7.13 shall be credited to the accounts of the participant as of the accounting date which ends the accounting period of the plan during which such interest payment was made, after all other adjustments required under the plan as of that date have been completed.

                                    SECTION 8

                                  Reemployment


8.1      Resumption of Participation

                  If an employee who has participated in the plan should terminate employment with all the employers and such employee is subsequently reemployed by an employer, he may elect to again become a participant as of any payday after attaining 21 years of age. The years of service he was entitled at the time of termination shall be reinstated; provided, that if such employee had a salary reduction authorization in effect at the time of his termination, he may elect to again become a participant as of his date of rehire. If an employee who has never participated in the plan should terminate employment and then is subsequently reemployed by an employer, his eligibility for participation shall be determined in accordance with subsection 2.1, he may elect to become a participant as of any payday after attaining 21 years of age if he had met the requirements of subparagraphs 2.1(a) and (b) prior to his termination. The years of service he had accrued prior to his termination shall be disregarded for purposes of subsection 7.2 only if his number of consecutive one-year breaks in service occurring after his termination equal or exceed the greater of (i) five, or (ii) his years of service prior to his termination. In no event shall years of service occurring after a participant incurs five consecutive one-year breaks in service be used to determine the percentage of his matching contribution account to which he was entitled as of a prior settlement date.


8.2      Reinstatement of Remainder

                  If a participant whose employment had terminated because of resignation or dismissal is reemployed by an employer or controlled group member before he incurs "five consecutive one-year breaks in service," any remainder resulting from his prior resignation or dismissal shall again be credited to his matching contribution account as of the accounting date coincident with or next following his date of reemployment as of which matching contributions are to be credited under subsection 6.7. Remainders that are again to be credited to a participant's matching contribution account as of a accounting date under this subsection 8.2 shall reduce: first, remainders to be applied to reduce employers' matching contributions as of that date under subsection 7.3; and then, income and gains of the trust fund to be credited as of that date under subsection 6.6. If the amount available from the preceding sources is less than the amount of remainders to be credited to a participant's matching contribution account under this subsection 8.2, the employers shall contribute such additional amount as is necessary to make up the difference. If such participant's subsequent settlement date occurs because of resignation or dismissal and the participant is not entitled to the full balance in his matching contribution account, the amount distributed under subsection 7.4 from his matching contribution account will be determined in accordance with the following:

                  (a) First, the amount of the distribution received by the participant from his matching contribution account because of his prior resignation or dismissal shall be added to the balance in his matching contribution account as of the accounting date coincident with or next preceding his subsequent settlement date.

                  (b) Next, the amount determined under subparagraph (a) above shall be multiplied by the vesting percentage applicable at his subsequent settlement date under subsection 7.2.

                  (c) Finally, the amount determined under subparagraph (b) above shall be reduced by the amount of the distribution received by the participant from his matching contribution account because of his prior resignation or dismissal.

The remaining portion of the participant's matching contribution account will be treated as a remainder and will be subject to the provisions of subsection 7.3.

                                    SECTION 9

                                  The Committee


9.1      Membership

                  A committee consisting of three or more persons (who may but need not be employees of the employers) shall be appointed by the company. The Secretary of the company shall certify to the trustee from time to time the appointment to (and termination of) office of each member of the committee and the person who is selected as secretary of the committee.


9.2      Committee's General Powers, Rights and Duties

                  Except as otherwise specifically provided and in addition to the powers, rights and duties specifically given to the committee elsewhere in the plan and the trust agreement, the committee shall have the following discretionary powers, rights and duties:

                  (a) To select a secretary, if it believes it advisable, who may but need not be a committee member.

                  (b) To construe and interpret the provisions of the plan and make factual determinations thereunder, including the power to determine the rights or eligibility of employees or participants and any other persons, and the amounts of their benefits under the plan, and to remedy ambiguities, inconsistencies or omissions, and such determinations shall be binding on all parties.

                  (c) To adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the plan and as are consistent with the plan and trust agreement.

                  (d) To enforce the plan in accordance with the terms of the plan and the trust agreement and the rules and regulations adopted by the committee as above.

                  (e) To direct the trustee in respect to payments or distributions from the trust fund in accordance with the provisions of the plan.

                  (f) To furnish the employers with such information as may be required by them for tax or other purposes in connection with the plan.

                  (g) To employ agents, attorneys, accountants or other persons (who also may be employed by the employers) and to allocate or delegate to them such powers, rights and duties as the committee may consider necessary or advisable to properly carry out administration of the plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants or other persons, shall be in writing.


9.3      Manner of Action

                  During a period in which two or more committee members are acting, the following provisions apply where the context admits:

                  (a) A committee member by writing may delegate any or all of his rights, powers, duties and discretions to any other member, with the consent of the latter.

                  (b) The committee members may act by meeting or by writing signed without meeting, and may sign any document by signing one document or concurrent documents.

                  (c) An action or a decision of a majority of the members of the committee as to a matter shall be as effective as if taken or made by all members of the committee.

                  (d) If, because of the number qualified to act, there is an even division of opinion among the committee members as to a matter, a disinterested party selected by the committee shall decide the matter and his decision shall control.

                  (e) Except as otherwise provided by law, no member of the committee shall be liable or responsible for an act or omission of the other committee members in which the former has not concurred.

                  (f) The certificate of the secretary of the committee or of a majority of the committee members that the committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.


9.4      Interested Committee Member

                  If a member of the committee is also a participant in the plan, he may not decide or determine any matter or question concerning distributions of any kind to be made to him or the nature or mode of settlement of his benefits unless such decision or determination could be made by him under the plan if he were not serving on the committee.


9.5      Resignation or Removal of Committee Members

                  A member of the committee may be removed by the company at any time by 10 days' prior written notice to him and the other members of the committee. A member of the committee may resign at any time by giving 10 days' prior written notice to the company and the other members of the committee. The company may fill any vacancy in the membership of the committee; provided, however, that if a vacancy reduces the membership of the committee to less than three, such vacancy shall be filled as soon as practicable. The company shall give prompt written notice thereof to the other members of the committee. Until any such vacancy is filled, the remaining members may exercise all of the powers, rights and duties conferred on the committee.


9.6      Committee Expenses

                  All costs, charges and expenses reasonably incurred by the committee will be paid by the employers in such proportions as the company may direct. No compensation will be paid to a committee member as such.


9.7      Information Required by Committee

                  Each person entitled to benefits under the plan shall furnish the committee with such documents, evidence, data or information as the committee considers necessary or desirable for the purpose of administering the plan. The employers shall furnish the committee with such data and information as the committee may deem necessary or desirable in order to administer the plan. The records of the employers as to an employee's or participant's period of employment, hours of service, termination of employment and the reason therefor, leave of absence, reemployment and earnings will be conclusive on all persons unless determined to the committee's satisfaction to be incorrect.

9.8      Uniform Rules

                  The committee shall administer the plan on a reasonable and nondiscriminatory basis and shall apply uniform rules to all persons similarly situated.


9.9      Review of Benefit Determinations

                  The committee will provide notice in writing to any participant or beneficiary whose claim for benefits under the plan is denied and the committee shall afford such participant or beneficiary a full and fair review of its decision if so requested.


9.10     Committee's Decision Final

                  Subject to applicable law, any interpretation of the provisions of the plan and any decisions on any matter within the discretion of the committee made by the committee in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the committee shall make such adjustment on account thereof as it considers equitable and practicable.

                                   SECTION 10

                               General Provisions


10.1     Additional Employers

                  Any subsidiary or affiliate of the company may adopt the plan and become a party to the trust agreement by:

                  (a) Filing with the company a written instrument to that effect; and

                  (b) Filing with the company a written instrument by which the Executive Committee of the company consents to such action.


10.2     Action by Employers

                  Any action required or permitted to be taken by an employer under the plan shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.


10.3     Waiver of Notice

                  Any notice required under the plan may be waived by the person entitled to such notice.


10.4     Gender and Number

                  Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.


10.5     Controlling Law

                  Except to the extent superseded by laws of the United States, the laws of Illinois shall be controlling in all matters relating to the plan.

10.6     Employment Rights

                  The plan does not constitute a contract of employment, and participation in the plan will not give any employee the right to be retained in the employ of his employer, nor any right or claim to any benefit under the plan, unless such right or claim has specifically accrued under the terms of the plan.


10.7     Litigation by Participants

                  If a legal action begun against the trustee, an employer or the committee or any member thereof by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a participant's or other person's benefits, the cost to the trustee, the employers or the committee or any member thereof of defending the action will be charged to the extent permitted by law to the sums, if any, which were involved in the action or were payable to the person concerned.


10.8     Interests Not Transferable

                  The interests of persons entitled to benefits under the plan are not subject to their debts or other obligations and, except as may be required by the tax withholding provisions of the Internal Revenue Code or any state's income tax act or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code, may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered.


10.9     Absence of Guaranty

                  Neither the committee nor the employers in any way guarantee the trust fund from loss or depreciation. The liability of the trustee or the committee to make any payment under the plan will be limited to the assets held by the trustees which are available for that purpose.


10.10    Evidence

                  Evidence required of anyone under the plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                   SECTION 11

                            Amendment and Termination


11.1     Amendment

                  While the employers expect and intend to continue the plan, the company reserves the right to amend the plan from time to time in whole or in part with the consent of the Executive Committee of the company, except as follows:

                  (a) The duties and liabilities of the committee cannot be changed substantially without its consent;

                  (b) No amendment shall reduce the value of a participant's benefits to less than the amount he would be entitled to receive if he had resigned from the employ of all of the employers on the date of the amendment; and

                  (c) Except as provided in Section 4, under no conditions shall an amendment result in the return or repayment to any employer of any part of the trust fund or the income from it or result in the distribution of the trust fund for the benefit of anyone other than persons entitled to benefits under the plan.


11.2     Termination

                  The plan will terminate as to all employers on any date specified by the company with the consent of the Executive Committee of the company if thirty days' advance written notice of the termination is given to the committee, the trustee and the other employers. The plan will terminate as to an individual employer on the first to occur of the following:

                  (a) The date it is terminated by that employer if 30 days' advance written notice of the termination is given to the committee, the trustee and the other employers.

                  (b) The date that employer is judicially declared bankrupt or insolvent.

                  (c) The date that employer completely discontinues its contributions under the plan.

                  (d) The dissolution, merger, consolidation or reorganization of that employer, or the sale by that employer of all or substantially all of its assets, except that:

                           (i) in any such event arrangements may be made with the consent of the company with the consent of the Executive Committee of the company whereby the plan will be continued by any successor to that employer or any purchaser of all or substantially all of its assets, in which case the successor or purchaser will be substituted for that employer under the plan and the trust agreement; and

                           (ii) if an employer is merged, dissolved, or in any other way reorganized into, or consolidated with, any other employer, the plan as applied to the former employer will automatically continue in effect without a termination thereof.


11.3     Vesting and Distribution on Termination

                  If the plan as applied to all of the employers is terminated or partially terminated for any reason, then, after all adjustments then required as of the date of such termination or partial termination have been made, each affected participant's benefits will be nonforfeitable. If, on termination of the plan, the participant remains an employee of an employer, the amount of his benefits shall be retained in the trust fund until his termination of employment with all of the employers and then shall be paid to him in accordance with the provisions of subsection 7.4. In the event that the participant's employment with all of the employers is terminated coincident with the termination of the plan, his benefits shall be paid to him in a lump sum.


11.4     Notice of Amendment or Termination

                  Participants will be notified of an amendment or termination of the plan within a reasonable time.

11.5     Plan Merger, Consolidation, Etc

                  In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each participant's benefits if the plan terminated immediately after such merger, consolidation or transfer shall be equal to or greater than the benefits he would have been entitled to receive if the plan had terminated immediately before the merger, consolidation or transfer.

                                  SUPPLEMENT A

                        Special Rules for Top-Heavy Plans


                  A-1. Purpose and Effect. The purpose of this Supplement A is to comply with the requirements of Section 416 of the Internal Revenue Code of 1954. The provisions of this Supplement A shall be effective for each plan year beginning after December 31, 1983 in which the plan is a "top-heavy plan" within the meaning of Section 416(g) of the Internal Revenue Code.

                  A-2. Top-Heavy Plan. In general, the plan will be a top-heavy plan for any plan year if, as of the last day of the preceding plan year (the "determination date"), the aggregate account balances of participants who are key employees (as defined in Section 416(i)(1) of the Internal Revenue Code) exceed 60 percent of the aggregate account balances of all participants. In making the foregoing determination, the following special rules shall apply:

                  (a) A participant's account balances shall be increased by the aggregate distributions, if any, made with respect to the participant during the 5-year period ending on the determination date.

                  (b) The account balances of a participant who was previously a key employee, but who is no longer a key employee, shall be disregarded.

                  (c) The accounts of a beneficiary of a participant shall be considered accounts of the participant.

                  (d) The account balances of a participant who did not perform any services for the employers during the 5-year period ending on the determination date shall be disregarded.

                  A-3. Key Employee. In general, a "key employee" is an employee who, at any time during the 5-year period ending on the determination date, is:

                  (a) an officer of an employer receiving annual compensation greater than 150% of the limitation in effect under Section 415(c)(1)(A) of the Internal Revenue Code; provided, that for purposes of this subparagraph (a), no more than 50 employees of the employers (or, if lesser, the greater of 3 employees or 10 percent of the employees) shall be treated as officers;

                  (b) one of the ten employees receiving annual compensation from the employers of more than the limitation in effect under Section 415(c)(1)(A) of the Internal Revenue Code and owning the largest interests in the employers;

                  (c)      a 5 percent owner of an employer; or

                  (d) a 1 percent owner of an employer receiving annual compensation from the company of more than $150,000.

                  A-4. Minimum Vesting. For any plan year in which the plan is a top-heavy plan, a participant's vested percentage in his matching contribution account shall not be less than the percentage determined under the following table:

                  Years of Service              Vested Percentage
                  ----------------              -----------------
                    Less than 2                         0
                         2                             20
                         3                             40
                         4                             60
                         5                             80
                     6 or more                        100

If the foregoing provisions of this paragraph A-4 become effective, and the plan subsequently ceases to be a top-heavy plan, each participant who has then completed five or more years of service may elect to continue to have the vested percentage of his matching contribution account determined under the provisions of this paragraph A-4.


                  A-5. Minimum Employer Contribution. For any plan year in which the plan is a top-heavy plan, the employer contribution and remainders, if any, credited to each participant who is not a key employee shall not be less than 3 percent of such participant's compensation for that year. In no event, however, shall the employer contribution and remainders credited in any year to a participant who is not a key employee (expressed as a percentage of such participant's compensation) credited in that year to a key employee (expressed as a percentage of such key employee's compensation). In computing the employer contribution under this paragraph A-5, remainders allocated to a participant's account shall be considered an employer contribution but participant basic contributions shall not be considered employer contributions.

                  A-6. Aggregation of Plans. In accordance with Section 416(g)(2) of the Internal Revenue Code, other plans maintained by the employers may be required or permitted to be aggregated with this plan for purposes of determining whether the plan is a top-heavy plan.

                  A-7. No Duplication of Benefits. If the employers maintain more than one plan, the minimum employer contribution otherwise required under paragraph A-5 above may be reduced in accordance with regulations of the Secretary of the Treasury to prevent inappropriate duplication of minimum contributions or benefits.

                  A-8. Adjustment of Combined Benefit Limitations. For any plan year in which the plan is a top-heavy plan, participants' benefits will be adjusted to the extent necessary to comply with the combined benefit limitations in Sections 415(e)and 416(h) of the Internal Revenue Code.

                  A-9. Use of Terms. All terms and provisions of the plan shall apply to this Supplement A, except that where the terms and provisions of the plan and this Supplement A conflict, the terms and provisions of this Supplement A shall govern.

                                  SUPPLEMENT B

                                   Transfer to
                           Great West Casualty Company
                               Profit Sharing Plan


                  B-1. Introduction; Purpose. Great West Casualty Company ("Great West"), an employer, maintains Great West Casualty Company Profit Sharing Plan (the "Great West Plan"). The purpose of this Supplement B is to provide for the transfer of a portion of the plan to the Great West Plan.

                  B-2. Transfer of Plan. Effective as of the close of business of the company on December 31, 1993 (the "Transfer Date") the portion of the plan attributable to participants employed by Great West, Joe Morten & Son, Inc., Dornberger/Berry & Company, Midwest Insurance, Inc., Motor-Ways, Inc., National Adjustment Company and Truckmen's Underwriters Agency, Inc. (referred to collectively herein as the "Transferred Companies") will be transferred to the Great West Plan, and the Transferred Companies shall cease to be employers hereunder. Participants employed by the Transferred Companies shall be referred to herein as "Great West Participants," and shall include participants whose employment with the Transferred Companies previously had terminated but who had not received distribution of their entire benefits under the plan.

                  B-3. Transfer of Assets. By agreement made on June 7, 1983, the company established the Bitco Savings Trust (the "trust") to serve as the funding vehicle for the plan. The assets of the trust equal to the account balances of Great West Participants (determined as of the Transfer Date, after the adjustments provided for under subsection 6.6 have been made) shall be transferred to the trustees of Great West Casualty Company Profit Sharing Trust (the "Great West Trust"), which serves as the funding vehicle for the Great West Plan, on or as soon as practicable after the Transfer Date, but in no event earlier than thirty days after the Internal Revenue Service has been notified of such transfer in accordance with Section 6058(b) of the Internal Revenue Code. Such transfer of assets shall be made in accordance with Sections 401(a)(12) and 414(l) of the Internal Revenue Code and the regulations thereunder. Upon acceptance by the trustees under the Great West Trust, the plan and trust shall have no further liability to Great West Participants or their beneficiaries with respect thereto. Any account balances of the Great West Participants invested in Old Republic stock will be transferred in kind. All assets transferred to the Great West Plan and the Great West Trust shall be held, administered and distributed in accordance with the terms thereof, the Code (including, but not limited to, Section 411(d)(6) thereof) and any applicable regulations thereunder.

                  B-4. Transfer of Records. As soon as practicable after the Transfer Date, the committee shall transfer to the trustees responsible for the administration of the Great West Plan all administrative records maintained with respect to Great West Participants.

                  B-5. Use of Terms. Terms used in this Supplement B with respect to the Great West Plan and terms used in this Supplement B with respect to the plan shall, unless defined in this Supplement B, have the meanings of those terms as defined in the Great West Plan or the plan, as the case may be. All of the terms and provisions of the plan shall apply to this Supplement B except where the terms of the plan and this Supplement B conflict, the terms of this Supplement B shall govern."